SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 10, 2002


                                  DynTek, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                         1-11568                 95-4228470
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(State or other jurisdiction            (Commission             (IRS Employer
        of incorporation)                File Number)        Identification No.)



18881 Von Karman Avenue, Suite 250, Irvine, CA                      92612
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code (949) 798-7200
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          (Former name or former address, if changed since last report)





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Item 5.       Other Events and Required FD Disclosure.

              On December 10, 2002, DynTek Services, Inc., a wholly-owned subsidiary of DynTek, Inc. ("DynTek"), entered into a Settlement Agreement (the "Settlement Agreement") with the Commonwealth of Virginia, Department of Medical Assistance (DMAS). The parties mutually agreed to cancel the contract without any designation of fault on the part of either party. Under the Settlement Agreement, effective December 15, 2002 (the "Cancellation Date") both parties agreed to cancel the contract to provide non-emergency transportation brokerage services in certain regions of the Commonwealth of Virginia under Contract Number 80649 entered into between DynTek and DMAS (the "VA Net Contract"). After that date, DynTek has no further responsibility to provide non-emergency transportation brokerage services under the VA Net Contract, and mutual releases of liability under the VA Net Contract were exchanged by DynTek and DMAS, with such releases being subject to DynTek submitting certain information to DMAS to be used for the purpose of facilitating an orderly transition of brokerage transportation services to an alternative contractor by December 15, 2002, and cooperating with DMAS to its reasonable satisfaction in the transition of such services. DynTek management believes that such information and transition activities have been fully provided in accordance with the terms of the Settlement Agreement. On or prior to January 27, 2003, DynTek shall pay not less than twenty percent (20%) of all transportation claims received by it from providers for services provided in connection with performance under the VA Net Contract which (i) were pre-authorized by DynTek, (ii) were provided prior to the Cancellation Date, (iii) have been verified by DynTek to be payable under the terms of the applicable provider contract and the VA Net Contract, as well as having been provided in conformance to DynTek's authorization, and (iv) as to which DynTek has no other legitimate basis for denying payment (the "Certified Claims"). On or prior to March 13, 2003, DynTek shall pay not less than fifty percent (50%) of the Certified Claims and on or prior to June 11, 2003 (the "Payment Date"), DynTek shall pay the balance of all unpaid Certified Claims. Notwithstanding the release of DynTek by DMAS, if any Certified Claims remain unpaid by DynTek following the Payment Date, DMAS shall have the right to enforce DynTek's payment obligations hereunder in an action for specific performance.

               Attached hereto and incorporated by reference as Exhibit 99.1 is a copy of the press release announcing the signing of the Settlement Agreement.



Item 7.       Financial Statements, Pro Forma Financial and Exhibits.
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             (c)      Exhibits

                      99.1     Press release dated December 11, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     December 18, 2002             DYNTEK, INC.



                                         By:___________________________________
                                         James Linesch, Chief Financial Officer







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                                  EXHIBIT INDEX





     Exhibit
                                                                   Location
     Number        Exhibit Name

      99.1           Press release dated December 11, 2002.     Filed herewith




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                                                                   Exhibit 99.1

                  DynTek Takes Major Step Toward Profitability



             Company Concludes Unprofitable Transportation Contract,

             Resulting in Immediate Positive Impact on Gross Margin



Irvine, CA - December 11, 2002 - DynTek, Inc. (Nasdaq: DYTK, DYTKP, DYTKW), a leading provider of technology and management solutions to the state and local government sector, today announced that the company has entered into an agreement with the Virginia Department of Medical Assistance Services to discontinue transportation brokerage services in Virginia as of December 15, 2002. The contract, which was inherited in the Company's merger with DynCorp Management Resources in December 2001, had been scheduled to run through June 2003. While the discontinuation will reduce the Company's projected gross revenues for fiscal 2003, it will have a dramatic, positive impact on cash flow, gross margin and earnings from operations. The Company's total committed contract backlog value as of September 30, 2002 remains $130 million, as reported in the last earnings announcement.



"We devoted our best efforts toward improving the operations that we inherited under this contract, which has been operating at a loss since inception," said Steve Ross, DynTek's chief executive officer. "We determined that the fixed price set forth in the contract terms did not provide DynTek with the ability to render the level of additional services required by the Commonwealth at no additional charge. Rather than compromise the critical services provided under this contract, we were able to reach a mutually acceptable agreement that allows the services to be transitioned in an orderly manner."



Mr. Ross continued, "We now look forward to devoting our resources to opportunities for revenue growth and success, such as additional M&A activity and an increased focus on network security services. This is the first of several steps we have taken to produce profitable results within the fiscal year."



About DynTek

DynTek is a premier provider of technology and management solutions to the state and local government sector. The company offers a comprehensive solution, which includes consulting, security, systems integration, application development, legacy integration, support and management services. DynTek's solution has enabled major government entities in 17 states to enhance customer service, increase efficiency and improve access to government functions. For more information, visit www.dyntek.com.




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                                      # # #

Forward Looking Statements
This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Investors are cautioned that certain statements in this release are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors. Such uncertainties and risks include, among others, certain risks associated with the operation of the company described above, government regulation, demand for our products and other risk factors described in our latest Form 10-K and other documents filed with the SEC.







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